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                                                                    Exhibit 10.5

                           GENERAL MOTORS CORPORATION

                                       and

                      GENERAL MOTORS ACCEPTANCE CORPORATION

                                       and

                         RESIDENTIAL CAPITAL CORPORATION

                                -----------------

                        SERVICES AND FACILITIES AGREEMENT

      THIS AGREEMENT, dated as of the 24th day of June, 2005, among GENERAL MOTORS CORPORATION, a corporation organized and existing under the laws of the State of Delaware ("GM"), GENERAL MOTORS ACCEPTANCE CORPORATION, a corporation organized and existing under the laws of the State of Delaware ("GMAC") and RESIDENTIAL CAPITAL CORPORATION, a corporation organized and existing under the laws of the State of Delaware ("ResCap").

                                   WITNESSETH,

      WHEREAS, GMAC is a wholly-owned subsidiary of GM;

      WHEREAS, ResCap is a wholly-owned indirect subsidiary of GMAC;

      WHEREAS, it is the mutual desire of the parties to formalize an agreement with respect to the provision by GM and GMAC of certain services to ResCap on a regular and systematic basis and to establish charges and fees that are reasonable, fair and equitable to the respective parties hereto; and

      WHEREAS, it is the mutual desire of the parties to formalize an agreement with respect to the provision by ResCap of certain services to GM and GMAC on a regular and systematic basis and to establish charges and fees that are reasonable, fair and equitable to the respective parties hereto.

      NOW, THEREFORE, in consideration of the mutual covenants and promises expressed herein, the parties hereto agree as follows:

      1. (a) GM and GMAC agree to maintain such qualified personnel, supplies, equipment and facilities reasonably necessary to provide to ResCap and its subsidiaries the services described in the Schedule hereto.

            (b) ResCap agrees to maintain such qualified personnel, supplies, equipment and facilities reasonably necessary to provide to GM and GMAC and their subsidiaries the services described in the Schedule hereto.

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      2.    (a) All services provided by GM and GMAC hereunder to ResCap shall be performed in accordance at the direction of, and under the general guidance of, ResCap management.

            (b) All services provided by ResCap hereunder to GM or GMAC shall be performed in accordance at the direction of, and under the general guidance of, GM or GMAC management, as the case may be.

            (c) This Agreement shall not cause any party hereto to be the agent or legal representative of any other party hereto for any purpose whatsoever, and none of the parties hererto is granted any express or implied right or authority to assume or to create any obligation or responsibility on behalf of or in the name of any other party hereto or to bind any other party hereto in any manner or thing whatsoever without prior written approval of a duly authorized representative of such party.

      3. (a) The consideration to be paid by ResCap to GM or GMAC for the services and facilities described in the Schedule hereto shall be calculated as a sum equal to no more than GM's or GMAC's cost recovery basis thereof, as the case may be.

            (b) The consideration to be paid by GM or GMAC, as the case may be, to ResCap for the services and facilities described in the Schedule hereto shall be calculated as a sum equal to no more than ResCap's cost recovery basis thereof.

      4. (a) The books, records and accounts of GM and GMAC pertaining to services provided by it hereunder shall be so maintained as to disclose clearly and accurately the precise nature and details of transactions, including but not limited to all expenses incurred and payments received on ResCap's behalf. All books, records and accounts of GM and GMAC pertaining to the services and facilities to be provided to ResCap hereunder shall be subject to inspection at any reasonable time by an authorized representative of ResCap.

            (b) The books, records and accounts of ResCap pertaining to services provided by it hereunder shall be so maintained as to disclose clearly and accurately the precise nature and details of transactions, including but not limited to all expenses incurred and payments received on GM's or GMAC's behalf. All books, records and accounts of ResCap pertaining to the services and facilities to be provided to GM or GMAC hereunder shall be subject to inspection at any reasonable time by an authorized representative of GM and GMAC.

      5. (a) No guarantee or warranty of any nature is extended by GM or GMAC with respect to the services and facilities to be furnished hereunder. Neither GM nor GMAC shall not be responsible or liable to ResCap or any other person or entity for direct or consequential damages arising out of or resulting from the furnishing thereof (or any allegations of the foregoing), except in the case of negligence on the part of GM or GMAC, as the case may be.

            (b) No guarantee or warranty of any nature is extended by ResCap with respect to the services and facilities to be furnished hereunder. Rescap shall not be

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      responsible or liable to GM or GMAC or any other person or entity for direct or consequential damages arising out of or resulting from the furnishing thereof (or any allegations of the foregoing), except in the case of negligence on the part of ResCap.

      6. This Agreement shall be governed by and construed according to the law of the State of New York, United States of America. If, however, any provision herein in any way contravenes the law of the state or other jurisdiction where this Agreement is to be performed, such provision shall be deemed not to be a part of the Agreement therein.

      7. This Agreement may not be changed or terminated orally. Any change, modification or waiver of its terms shall be binding only if in writing and signed by duly authorized representatives of all parties hereto.

      8. This Agreement shall be effective for a term of one year from the date hereof, and shall be deemed renewed and extended for one year automatically on each anniversary date hereof, unless a party hereto provides the other parties hereto with written notice of its intention to terminate this Agreement or any renewal hereof not less than sixty (60) days prior to the next anniversary date hereof.

      9. Any notice required or permitted to be given by a party hereto under or in connection herewith shall be in writing and delivered either personally or by nationally-reputable overnight courier or registered mail addressed to the party concerned at its address as follows:

      a)    if to GM -

            Treasurer
            General Motors Corporation
            300 Renaissance Center
            Detroit, Michigan 48625;

      b)    if to GMAC -

            Treasurer

            General Motors Acceptance Corporation
            300 Renaissance Center
            Detroit, Michigan 48625;

      c)    if to ResCap -

            Treasurer

            Residential Capital Corporation
            8400 Normandale Lake Boulevard
            Minneapolis, Minnesota 55437.

                                   * * * * * *

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      IN WITNESS WHEREOF, the parties have executed this Agreement in counterparts by their duly authorized representatives the day first above written.

                                   GENERAL MOTORS CORPORATION

                                   By /s/ Walter G. Borst
                                   Name:  Walter G. Borst
                                   Title: Treasurer

                                   GENERAL MOTORS ACCEPTANCE CORPORATION

                                   By /s/ Sanjiv Khattri
                                   Name:  Sanjiv Khattri
                                   Title: Executive Vice President and Chief
                                          Financial Officer

                                   RESIDENTIAL CAPITAL CORPORATION

                                   By /s/ Davee L. Olson
                                   Name:  Davee L. Olson
                                   Title: Chief Financial Officer and Director

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                                    SCHEDULE
                        GM/GMAC/ResCap Services Agreement

1. Legal, regulatory and corporate secretary services

2. Employee benefits administration

3. Tax services

4 Real estate services, including office facilities and related support services

5. Strategic sourcing

6. Government relations

7. Accounting and internal audit services

8. Risk management, including insurance